UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 13, 2006

MERCANTILE BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	0-5127	52-0898572
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Hopkins Plaza, P.O. Box 1477, Baltimore, Maryland 21203

(Address of principal executive offices) (Zip Code)

(410) 237-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.05.   Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On and effective June 13, 2006, the Board of Directors of Mercantile Bankshares Corporation, a Maryland corporation (“Mercantile”), approved amendments to Mercantile’s Code of Business Conduct and Ethics (the “Code”). The Code was amended to expressly restrict employees from participating formally or informally in decisions on personnel matters affecting a close relative (as defined in the Code) and to provide that no employee shall be under the direct supervision or control of a close relative. The amendments to the Code also added procedures governing the reporting and resolution of conflicts of interest relating to the foregoing restrictions.

A copy of the amended code is attached as Exhibit 14 to this current report and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

(d)           Exhibits

14                                    Code of Business Conduct and Ethics

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mercantile Bankshares Corporation
(Registrant)

Date: June 19, 2006	/s/ Terry L. Troupe
Terry L. Troupe
Chief Financial Officer and
Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
14	Code of Business Conduct and Ethics